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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 2002

                           FRIEDE GOLDMAN HALTER, INC.
                            (AS DEBTOR IN POSSESSION)
             (Exact name of registrant as specified in its charter)

          Mississippi                     0-22595               72-1362492
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                          13085 Industrial Seaway Road
                           Gulfport, Mississippi 39503
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (228) 896-0029
                         (Registrant's telephone number,
                              including area code)

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Item 5. Other Event

     On June 5, 2002, the Board of Directors of Friede Goldman Halter, Inc. (FGH: FGHLQ) announced the addition of the title of Chief Executive Officer to Mr. T. Jay Collins who has been serving as Chairman of FGH since J.L. Holloway's recent resignation. Mr. Collins is overseeing the final stages of the bankruptcy process from the Board level, while continuing his full-time position as President of Oceaneering International, Inc.

     Mr. Jack Stone, who served as interim CEO, will continue his focus as the Chief Restructuring Advisor to FGH. Mr. Stone is a principal of Glass & Associates, Inc., a nationally prominent management-consulting firm, has been advising the Board of Directors since October 2001 on restructuring matters.

     For additional information, reference is made to the Press Release dated June 5, 2002, a copy of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

     (c)

     Exhibit 99.1       Press Release of Registrant dated June 5, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FRIEDE GOLDMAN HALTER, INC.

Date: June 11, 2002

                                           By:  /s/ T. Jay Collins
                                              -------------------------------
                                                 T. Jay Collins
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX



    Exhibit No.                  Description
    -----------                  ------------
      *99.1           Press Release of Registrant dated June 5, 2002


-------------------
* Filed herewith.

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